UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 24, 2018
(May 22, 2018)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2018, PNM Resources, Inc. (“PNMR”) held its Annual Meeting of Shareholders (the “Meeting”).

As of April 2, 2018, the record date for the Meeting, there were 79,653,624 shares of PNMR’s common stock outstanding and entitled to vote at the Meeting.

Set forth below are the final voting results for each of the five proposals submitted to a vote of PNMR’s shareholders at the Meeting. Under state law abstentions have the effect of a vote against the matter.

The following eight nominees were elected to PNMR’s Board of Directors to serve as directors for a one-year term that expires at PNMR’s Annual Meeting of Shareholders to be held in 2019. The votes cast with respect to the eight nominees presented at the Meeting were as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Norman P. Becker	67,193,460	298,958	133,648	4,930,877
Patricia K. Collawn	66,829,490	238,129	558,447	4,930,877
E. Renae Conley	67,040,012	453,368	132,686	4,930,877
Alan J. Fohrer	66,997,416	498,049	130,601	4,930,877
Sidney M. Gutierrez	67,389,283	106,704	130,079	4,930,877
Maureen T. Mullarkey	67,399,786	100,019	126,261	4,930,877
Donald K. Schwanz	66,934,016	561,193	130,857	4,930,877
Bruce W. Wilkinson	67,011,061	484,415	130,590	4,930,877

The appointment of KPMG LLP to serve as PNMR's independent public accountants for the year ending December 31, 2018, was ratified by PNMR's shareholders by the vote indicated below:

Votes For	Votes Against	Abstentions
72,254,318	162,063	140,562

PNMR's shareholders approved, on an advisory basis, the compensation of PNMR's named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

60,591,778	6,810,078	224,210	4,930,877

A shareholder proposal requesting that Public Service Company of New Mexico (“PNM”) publish an assessment of its generation portfolio was not approved. The vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

8,866,799	52,482,427	6,276,840	4,930,877

A shareholder proposal to adopt a policy requiring an independent chair was not approved. The vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

8,309,423	56,566,467	2,750,176	4,930,877

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: May 24, 2018	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President, Finance and Controller
(Officer duly authorized to sign this report)